Q1 2024 Earnings Presentation May 2, 2024 1

Forward-looking statements 2 This presentation includes contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are generally identified by words such as “estimates,” “guidance,” “expects,” ”anticipates,” “intends,” “plans,” “believes,” “seeks” and similar expressions. Forward-looking statements include information with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, industry projections, growth opportunities, acquisitions, plans and objectives of management, markets for the common stock and other matters. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions or natural disaster, on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including risk factors that potentially could materially affect the Company’s financial results are discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 29, 2024 We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any obligation or undertaking to disseminate any updates or revisions to any forward- looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. USE OF NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

3 Wholesale RV Shipments 406,070 313,174 (23%) Total Net Sales $2,337 $3,468 +48% Total RV Sales $1,287 $1,503 +17% Total Marine Sales $329 $783 +138% Total Housing Sales $721 $1,060 +47% Gross Margin 18.1% 22.6% +450 bps Operating Margin 6.6% 7.5% +90 bps Diluted EPS $3.85 $6.50 +69% Free Cash Flow $165 $350 +112% Q1 2024 $ in millions, except per share data FY 2019 FY 2023 Δ Key Messages Strategic diversification has bolstered our model’s resilience Sales & margin growth driven by RV, Housing and acquisitions Solid cash flow generation and strong balance sheet Completed largest acquisition to date in the quarter

4 Highlights Q1 2024 Revenue up 4% fueled by higher revenue from RV and Housing & Sportech acquisition • RV end market revenue increased 15%, partially due to a 9% improvement in wholesale unit shipments as dealers begin to prep for the prime selling season • Acquisition of Sportech, LLC, which closed in January 2024 furthers strategic diversification • Housing revenue increased 5% on higher MH wholesale shipments • Marine revenue declined as OEMs remained disciplined on production We continue to strategically deploy capital toward value enhancing initiatives • Completed Sportech, LLC acquisition helping solidify our Powersports platform • Investing in automation and innovation to improve operational efficiency and value-added component solutions for customers Operating margin and adjusted EBITDA margin improvement driven by higher revenue, cost reduction initiatives and acquisitions

Performance by End Market 5 Q1 2024

RV remains our largest end market and we are poised and ready to support OEMS through model year change as they collaborate with dealers to showcase coming exciting product innovations. 6 $421M REVENUE % OF Q1 SALES 45% WHOLESALE SHIPMENTS 2 CPU1 $4,859 85,900 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 CONTENT PER UNIT 1 First sequential increase since Q1’23 1 CPU = Content per wholesale unit for the trailing twelve-month period 2 Data published by RVIA Q1 2024 MARINE POWERSPORTS HOUSINGRV MARKETS

$- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 CONTENT PER UNIT 1,2 Our Marine presence continues to deliver innovation and value-added products to our OEM and aftermarket customers. Given the significant impact of interest rates, OEMs and dealers remain cautious. 7 $155M REVENUE % OF Q1 SALES 17% ESTIMATED WHOLESALE SHIPMENTS ESTIMATED CPU1,2 $4,049 38,400 1 CPU = Content per wholesale unit for the trailing twelve-month period 2 Company estimates based on data published by National Marine Manufacturers Association (NMMA) MARINE POWERSPORTS HOUSINGRV MARKETS Q1 2024

PATRICK | powersports

Q1 2024

The acquisition of Sportech solidifies our Powersports platform, supporting future organic and strategic growth. This platform enables expansion of our full solutions model and further diversifies our end market exposure.

REVENUE

$83M ^

% OF Q1 SALES

9%

SOLID POWERSPORTS PLATFORM

SPORTECH

THE PROGRESSIVE GROUP

Rockford Fosgate



MARKETS: RV | MARINE | **POWERSPORTS** | HOUSING

8

$- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 CONTENT PER UNIT 1,2 Our housing business supplies component solutions to the Manufactured Housing (MH) industry and residential and industrial customers. Our foundation is built on scalability and our customer-focused strategy which enables us to meet OEM needs. 9 $275M REVENUE % OF Q1 SALES 29% ESTIMATED MH WHOLESALE SHIPMENTS 2 ESTIMATED MH CPU1,2 $6,422 24,000 1CPU = Content per wholesale unit for the trailing twelve-month period 2 Company estimates based on data published by Manufactured Housing Institute (MHI) Sequential improvement resumed MARINE POWERSPORTS HOUSINGRV MARKETS Q1 2024

Q1 2024 POWERSPORTS Utility and side-by-side market remains resilient compared to broader powersports category OEM and supplier innovation continues to drive improved utility of units in the space and customer demand MARINE Industry continues to invest in higher-engineered products and accessories to drive consumer interest Long-term secular trends are favorable as people enjoy the water with family and friends Continued softness in retail leading dealers to closely manage inventory amid higher floorplan costs RV Demographic trends are positive in the RV space, with younger, more diverse groups interested in joining the RV lifestyle OEMs gearing up for a successful model-year change as we enter prime selling season Shipments improving after the cycle likely hit bottom in 2023 HOUSING Interest rates continue to impact consumers’ purchasing behavior and increase costs of home ownership Solid demand for affordable housing with limited available inventory Market Sector Trends 10

Financial Performance

Q1 2024

Net Sales increased 4%, driven by higher RV and Housing revenue coupled with the acquisition of Sportech, which more than offset lower revenue from our marine end market

Gross margin improved 30 basis points Y/Y, driven by operational efficiencies including labor and infrastructure management

Operating margin increased 20 bps Y/Y due to higher revenue and prudent cost management partially offset by lower fixed cost absorption within our marine businesses. Excluding acquisition expenses and purchase accounting adjustments in both periods, adjusted operating margin increased 70 bps Y/Y

Diluted EPS of $1.59 includes approximately $0.01 per share of dilution from our convertible notes due 2028

Adjusted diluted EPS, excluding acquisition expenses and purchase accounting adjustments in both periods, improved 31% to $1.79

Generated operating cash flow of $35M, implying free cash flow of $20M

($ in millions, except per share data)


NET SALES & GROSS MARGIN
$900
$933
21.6%
21.9%
Q1 2023
Q1 2024
Housing
Marine
Powersports
RV


OPERATING INCOME & MARGIN
$56
$59
6.2%
6.4%
Q1 2023
Q1 2024


DILUTED EPS
$1.35
$1.59
Q1 2023
Q1 2024


ADJUSTED DILUTED EPS
$1.37
$1.79
Q1 2023
Q1 2024



11

Operating Margin 7.5% Up 30 to 50 bps3 Operating Cash Flows $409M $390M - $410M Free Cash Flow $350M $310M+ RV Wholesale Unit Shipments (RVIA) 313K 320K – 340K RV Retail Unit Shipments1 380K Down 5 – 10% Marine Wholesale Powerboat Unit Shipments1 192K Down 10 - 15% Marine Retail Powerboat Unit Shipments1 179K Down 5 – 10% Powersports Organic Content Up MSD% MH Wholesale Unit Shipments (MHI) 89K Up 5% - 10% New Housing Starts (U.S. Census Bureau) 1.4M Flat to up 5% FY 2023 Actual FY 2024 Estimated 2 Fiscal Year 2024 Outlook 121 Company Estimates based on data published by NMMA and SSI 2 Company estimates 32024 operating margin excludes acquisition transaction costs and purchase accounting adjustments

Balance Sheet and Liquidity 13 COVENANTS AND RATIOS1 DEBT STRUCTURE AND MATURITIES NET LEVERAGE1 ($ millions) LIQUIDITY ($ millions) • $150.0M Term Loan ($127.5M o/s), scheduled quarterly installments; balance due August 2027 • $775.0M ($375.0M o/s) Senior Secured Revolver, due August 2027 • $300.0M 7.50% Senior Notes, due October 2027 • $258.8M 1.75% Convertible Senior Notes, due December 2028 • $350.0M 4.75% Senior Notes, due May 2029 Total Debt Outstanding $ 1,411.3 Less: Cash and Debt Paid as Defined by the Credit Agreement (36.0) Net Debt $ 1,375.3 Pro-Forma Adj. EBITDA $ 489.1 Net Debt to Pro-Forma Adj. EBITDA 2.81x Total Revolver Credit Capacity $ 775.0 Less: Total Revolver Used (including outstanding letters of credit) (380.0) Unused Credit Capacity $ 395.0 Add: Cash on Hand 17.6 Total Available Liquidity $ 412.6 • Consolidated Net Leverage Ratio – 2.81x • Consolidated Secured Net Leverage Ratio – 0.95x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 3.10x vs. minimum 1.50x Strong Balance Sheet and Favorable Capital Structure to Support Investments and Pursue Attractive Growth Opportunities 1 As defined by credit agreement

Appendix 14

Non-GAAP Reconciliation 15 RECONCILIATION OF NET LEVERAGE* RECONCILIATION OF NET INCOME TO EBITDA TO PRO FORMA ADJUSTED EBITDA FOR THE TRAILING TWELVE MONTHS -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non- GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non- GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to prior periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. -We calculate free cash flow by subtracting cash paid for purchases of property, plant and equipment from cash flow from operations. - Figures may not sum due to rounding. * As defined by credit agreement which includes debt and cash balances Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. CALCULATION OF FREE CASH FLOW ($ in millions) Q1 2024 Q1 2023 Cash Flows from Operations $35.2 ($0.9) Less: Purchases of Property, Plant and Equipment (15.5) (20.3) Free Cash Flow $19.7 ($21.2) ($ in millions) Total Debt Outstanding $1,411.3 Less: Cash on Hand (36.0) Net Debt $1,375.3 Pro Forma Adjusted EBITDA $489.1 Net Debt to Pro Forma Adjusted EBITDA 2.81x ($ in millions) 03/31/2024 Net Income $147.8 + Depreciation & Amortization 149.4 + Interest Expense, net 70.5 + Income Taxes 44.9 EBITDA $412.6 + Stock Compensation Expense 19.6 + Acquisition Pro Forma, transaction-related expenses & other 56.9 Pro-Forma Adjusted EBITDA $489.1 CALCULATION OF FREE CASH FLOW ($ in millions) 2023 2019 Cash Flows from Operations $408.7 $192.4 Less: Purchases of Property, Plant and Equipment (59.0) (27.7) Free Cash Flow $349.7 $164.7

Non-GAAP Reconciliation (Continued) RECONCILIATION OF ADJUSTED NET INCOME -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non- GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non- GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to prior periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. -We calculate free cash flow by subtracting cash paid for purchases of property, plant and equipment from cash flow from operations. - Figures may not sum due to rounding. * As defined by credit agreement which includes debt and cash balances Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. ($ in millions) Q1 2024 Q1 2023 Net income $35.1 $30.2 Acquisition-related fair-value inventory step-up 0.8 0.6 Transaction costs 5.0 - Tax impact of adjustments (1.5) (0.1) Adjusted net income $39.4 $30.7 Q1 2024 Q1 2023 Diluted earnings per common share $1.59 $1.35 Transaction costs, net of tax 0.17 - Acquisition-related fair-value inventory step-up, net of tax 0.03 0.02 Adjusted diluted earnings per common share $1.79 $1.37 RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER COMMON SHARE Q1 2024 Q1 2023 Operating margin 6.4% 6.2% Acquisition-related fair-value inventory step-up 0.1% 0.1% Transaction costs 0.5% - Adjusted operating margin 7.0% 6.3% RECONCILIATION OF ADJUSTED OPERATING MARGIN 16